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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  March 5, 1999
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                     1-2572                   73-1520922
(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)            Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Items 1 - 4.  Not Applicable.

Item 5.       Other Events.

              ONEOK, Inc. has announced applications have been made with the state regulatory authorities in Arizona, Nevada and California requesting approval to merge with Southwest Gas Corporation.

              On March 5, 1999, the Company issued a press release, a copy of which is attached hereto as exhibit 99.a and incorporated herein by reference.

Item 6.       Not Applicable

Item 7.       Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit
No.           Description

99.a          Press release issued by ONEOK, Inc. dated March 5, 1999.

Items 8-9.    Not Applicable



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 5th of March, 1999.


                                               ONEOK, Inc.

                                      By:      Jerry D. Neal
                                               -------------------------------
                                               Vice President, Chief Financial
                                               Officer, and Treasurer



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 99.A               Press release issued by ONEOK, Inc. dated March 5, 1999.